SENTIO HEALTHCARE PROPERTIES

2014 WINTER UPDATE

LEADERSHIP

JOHN MARK **RAMSEY**
PRESIDENT/CEO
BOARD MEMBER

SHARON C. **KAISER**
CHIEF FINANCIAL OFFICER

SCOTT **LARCHE**
SENIOR VICE PRESIDENT[1]

KEVIN **THOMAS**
SENIOR VICE PRESIDENT[1]

SPENCER **SMITH**
SENIOR VICE PRESIDENT[1]

ANN **BARGERON**
VICE PRESIDENT[1]

The Company leadership shares a combined 50 years of healthcare real estate experience. Key executives have had lead roles in transacting over $3.5 billion of healthcare real estate. These transactions are built through hands-on owner/operator experience in the healthcare industry. The breadth of experience has led to deep industry relationships which continue to yield exceptional operating partners and transaction quality.

[1]Positions held with Sentio Investments, LLC, Advisor to the REIT

RECENT DEVELOPMENTS

ANNOUNCED INCREASE IN NAV TO $11.63 PER SHARE[2]

- **ACQUISITIONS – INITIAL INVESTMENTS MADE UNDER KKR COMMITMENT**
  - Woodbury Mews – 227-unit campus comprised of independent living, assisted living, and memory care units located in Woodbury, NJ
  - Standish Village at Lower Mills – 85-unit facility comprised of assisted living and memory care units located in Boston, MA
  - Compass on the Bay *(Under Contract)* – 39-unit assisted living and memory care facility located in Boston, MA
- **DEVELOPMENT - BROKE GROUND ON THE FIRST SENIOR HOUSING DEVELOPMENT FOR THE REIT**
  - Buffalo Crossing – 108-unit Assisted living facility
  - Located in The Villages, FL – The largest and fastest growing active adult community in the country; only the second ALF to be developed within The Villages
- **REFINANCINGS – LOWERED THE WEIGHTED AVERAGE INTEREST RATE FOR THESE PROPERTIES BY 35%**
  - Baylor Rehab – 5 year loan with 4.75% interest rate
  - Oakleaf Village Portfolio– 5 year loan with 4.00% interest rate
- **ADVISOR EXPANDED SENIOR MANAGEMENT TEAM**



STANDISH VILLAGE
AT
LOWER MILLS

Standish Village at Lower Mills
Boston, Massachusetts

WHERE WE ARE TODAY

- Strong portfolio performance
- NAV: $11.63 (as of 12/31/2013)[2]
- Efficient company operations
- Enhanced portfolio debt
- 2nd Year of the $150 Million KKR Commitment
- Renewed Advisory Agreement

NEAR TERM OBJECTIVES

- Deploy growth capital
- Expand operator relationships
- Enhancement of institutional asset management platform
- Continued improvements in company operations and distribution rate

TARGETED RESULTS

- Continue growing platform to enhance shareholder value

[2]For a full description of the methodologies used to calculate our NAV, please see our Form 8-K as filed with the SEC on March 4, 2014.

189 S. ORANGE AVE #1700 | ORLANDO, FL 32801 | 407.999.7679
sentiohealthcareproperties.com

SENTIO HEALTHCARE PROPERTIES

COMPANY PORTFOLIO



Senior Housing - Private Pay (17)

Caruth Haven Court	Highland Park, Texas
The Oaks Bradenton	Bradenton, Florida
Greentree at Westwood	Columbus, Indiana
Oakleaf Village at Lexington	Lexington, South Carolina
Oakleaf Village at Greenville	Greer, South Carolina
Terrace at Mountain Creek	Chattanooga, Tennessee
Carriage Court of Hilliard	Hilliard, Ohio
Spring Village at Floral Vale	Yardley, Pennsylvania
Forestview Manor	Meredith, New Hampshire
Woodland Terrace at the Oaks	Allentown, Pennsylvania
Amber Glen	Urbana, Illinois
Mill Creek	Springfield, Illinois
Sugar Creek	Normal, Illinois
Hudson Creek	Bryan, Texas
Woodbury Mews	Woodbury, New Jersey
Standish Village at Lower Mills	Boston, Massachusetts
Buffalo Crossing*	The Villages, Florida

**Currently Under Development*

Senior Housing - Skilled Nursing (1)

Mesa Vista Inn Health Center	San Antonio, Texas

Medical - MOB (2)

Hedgcoxe Health Plaza	Plano, Texas
Physicians Centre MOB	Bryan, Texas

Medical - Specialty (2)

Floyd Regional LTACH	Rome, Georgia
Baylor IRF	Dallas, Texas

PRODUCT MIX DIVERSIFICATION


12%
6%
7%
75%

As a percentage of annualized net operating income

- Senior Housing - Private Pay
- Senior Housing - Skilled Nursing
- Medical - MOB
- Medical - Specialty

This Fact Sheet contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These include statements regarding the intent, belief or current expectations of the Company as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements involve risk and uncertainties which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include changes in general economic conditions, changes in real estate conditions, changes in interest rates, lease-up risks, lack of financing availability and lack of capital proceeds.